UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 30, 2013


                                Miami Days Corp.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-183814                80-0832746
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

   1504 Bay Road, Suite 924, Miami FL                              33139
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code 786.222.7673

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17CFR240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Our company has entered into a Share Exchange Agreement with Life Stem Genetics, Inc. ("LSG") and the shareholders of LSG that will result in the company acquiring 100% of the outstanding shares of LSG and in exchange the LSG shareholders will receive restricted shares of our company. The restricted shares to be issued to the LSG shareholders will represent 60% of then issued shares of our company at the closing of Agreement and related transactions. The Agreement commits our company to provide a $500,000.00 financing to LSG to be used for advancement of its business objectives. The Agreement is set to close on or before September 19, 2013, prior to which time the parties to the Agreement must perform normal pre-closing commitments.

In addition to the foregoing, the following is a brief description of the terms and conditions of the Share Exchange Agreement that are material to us:

     1. no material adverse change will occur with the business or assets of our company or LSG since the effective date of the Agreement;

     2. our company and LSG will be reasonably satisfied with their respective due diligence investigation of each other;

     3. LSG will have provided us with audited financial statements for the period from inception to June 30, 2013.

Due to conditions precedent to closing, including those set out above, and the risk that these conditions precedent will not be satisfied, there is no assurance that we will complete the share exchange as contemplated in the Agreement.

The above description of the Share Exchange Agreement is qualified by reference to the Agreement, which is attached as Exhibit 2.1 to this Current Report.

Gloria Simov, an officer and director of our company is also an officer and director of LSG. Ms. Simov is also a major shareholder of LSG.

Life Stem Genetics, Inc. is a State of South Dakota corporation engaged in the business of providing stem cell therapy treatments.

ITEM 9.01 EXHIBITS

Exhibits. The following exhibits are included as part of this report:

2.1  Share Exchange  Agreement with Life Stem Genetics,  Inc.,  dated August 30,
     2013

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIAMI DAYS CORP.


/s/ Gloria Simov
-------------------------------------
Gloria Simov
President and Director
Date: August 30, 2013

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